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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                            ANY AND ALL OUTSTANDING
                            8% SENIOR NOTES DUE 2009
                                       OF

                            LITTON INDUSTRIES, INC.

This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for Initial Notes (as defined below) are not immediately available for surrender, (ii) Initial Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to 5:00 P.M. New York City time, on the expiration date referenced in the Prospectus relating to the Exchange Offer (the "Expiration Date"), or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "Exchange Offer" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Initial Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Initial Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 P.M. New York City time, on the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

    By Registered or Certified         Facsimile Transmissions:       By Hand Or Overnight Delivery:
     Mail:                           (Eligible Institutions Only)     The Bank of New York
     The Bank of New York                   (212) 815-4699            Corporate Trust Division
     Corporate Trust Division          To Confirm by Telephone:       101 Barclay Street, 21 West
     101 Barclay Street, 21 West            (212) 815-6331            New York, New York 10286
     New York, New York 10286                                         Attention: Santino Ginocchietti
     Attention: Santino
     Ginocchietti

Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF
A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN
"ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE
MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER
OF TRANSMITTAL.
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Ladies and Gentlemen:

     The undersigned hereby tenders to Litton Industries, Inc., a Delaware
Corporation ("Litton"), upon the terms and subject to the conditions set forth in the Prospectus dated March 15, 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of 8% Senior Notes Due
2009 of Litton (the "Initial Notes") set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "Exchange
Offer."

Aggregate Principal Amount  Name(s) of Registered Holder(s):  _______________
Tendered: $  ___________________       ______________________________________

Certificate No(s)
(if available):  _____________________

(Total Principal Amount Represented by
Initial Notes Certificate(s))

$____________________________________

If Initial Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number: ________________________

Date:  _____________________________________

Must be in denominations of a principal amount of $1,000 and an integral multiple thereof

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                PLEASE SIGN HERE

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X
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X
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  SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY             DATE

Area Code and Telephone Number:
                                --------------------------------------------

     Must be signed by the holder(s) of the Initial Notes as their name(s) appear(s) on certificates for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

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Name(s):
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Capacity:
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Address(es):
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              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

        The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange
   Agent, at one of its addresses set forth above, either the Initial Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Initial Notes to the Exchange Agent's account at The Depositary Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

        The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Initial Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

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
---------------------------------------------------------       ---------------------------------------------------------
                      NAME OF FIRM                                                AUTHORIZED SIGNATURE

---------------------------------------------------------       ---------------------------------------------------------
                         ADDRESS                                                          TITLE

---------------------------------------------------------       ---------------------------------------------------------
                        ZIP CODE                                                 (PLEASE TYPE OR PRINT)

   Area Code and Telephone No. _________________________ Dated:_________________

   NOTE: DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM.
         CERTIFICATES FOR INITIAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.
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